AGREEMENT
                                    ---------


         AGREEMENT, made this 28th day of August, 1996, by and among C SQUARE VENTURES, INC., a Texas corporation ("Buyer") and persons executing this agreement (referred to collectively as "Shareholders" and individually as "Shareholder") who own 100% of the outstanding shares of CONSYGEN, INC., an Arizona corporation (the "Company").

         WHEREAS, Buyer desires to acquire all of the issued and outstanding shares of common stock of the Company in exchange for 9,275,000 unissued shares of the common stock of Buyer (the "Common Stock") (the "Exchange Offer"); and

         WHEREAS, Shareholders desire to exchange all of their shares of Company common stock; and

         WHEREAS, Buyer desires to assist the Company in a business combination which will result in the shareholders of the Company owning 9,275,000 of the then issued and outstanding shares of Buyer's Common Stock and Buyer holding 100% of the issued and outstanding shares of the Company's common stock;

         NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                             EXCHANGE OF SECURITIES
                             ----------------------


         1.1 ISSUANCE OF SHARES. Subject to all of the terms and conditions of this Agreement, Buyer agrees to exchange 9,275,000 shares of its Common Stock in exchange for all of the outstanding Company common stock with the holders of such stock as set forth in Exhibit 1.1 hereto. The Common Stock will be issued directly to the Shareholders of the Company on the Closing. After the exchange the Buyer will have 16.111.116 outstanding shares on a fully diluted basis, which includes 1,725,000 shares reserved for issuance under the Company's employee stock options and 1,000,000 shares reserved for outstanding warrants.

         1.2 EXEMPTION FROM REGISTRATION. The parties hereto intend that the Common Stock to be issued by the Company to the Shareholders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and pursuant to applicable state statutes.

         1.3 TAX FREE EXCHANGE. The parties hereto intend that the exchange herein be tax-free pursuant to Section 368 of the Internal Revenue Code of 1986. No revenue ruling or opinion of counsel is being sought in this regard and such tax treatment is not a condition to closing herein.

                                    ARTICLE 2
                                    ---------

                    REPRESENTATIONS AND WARRANTIES OF COMPANY
                    -----------------------------------------


         The Shareholders hereby represent and warrant to Buyer that:

         2.1 ORGANIZATION. The Company is a corporation duly organized, validly existing, and in good standing under the laws of Arizona, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

         2.2 CAPITAL. The authorized capital stock of Company consists of 20,000,000 shares of Common Stock, $.01 par value, of which 9,275,000 shares are currently issued and outstanding. The shares currently outstanding are owned by the shareholders of Company as set forth in Exhibit 1.1 hereto. All of the issued and outstanding shares of Company are duly and validly issued, fully paid, and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities, or other agreements or commitments obligating Company to issue or to transfer from treasury any additional shares of its capital stock of any class other than employee stock options for 1,725,000 shares and 1,000,000 outstanding warrants exercisable at $5.00 per share.

         2.3 SUBSIDIARIES. As of the date of this Agreement, Company does not have any subsidiaries or own any interest in any other enterprise (whether or not such enterprise is a corporation).

         2.4 DIRECTORS AND OFFICERS. Exhibit 2.4 to this Agreement, the text of which is hereby incorporated herein by reference, contains the names and titles of all directors and officers of Company as of the date of this Agreement.

         2.5 FINANCIAL STATEMENTS. Exhibit 2.5 to this Agreement, the text of which is hereby incorporated herein by reference, includes the balance sheet of Company as of June 30, 1996. The financial statements fairly present the financial position of Company as of the date of the last balance sheet included in the financial statements, and the results of operation for the periods indicated.

         2.6 ABSENCE OF CHANGES. Since the date of the most recent financial statements included in Exhibit 2.5, there has not been any change in the financial condition or operations of Company, except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

         2.7 ABSENCE OF UNDISCLOSED LIABILITIES. As of the date of its most recent balance sheet, included in Exhibit 2.5, Company did not have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

         2.8 TAX RETURNS. Within the times and in the manner prescribed by law, Company has filed all federal, state and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable. The provisions for taxes, if any, reflected in the balance sheet included in Exhibit 2.5 are adequate for any and all federal, state, county and local taxes for the periods ending on the date of the balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by Company.

         2.9 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, Buyer and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of Company. Company shall make available to Buyer and /or its attorneys all books and records of Company. If the transaction contemplated hereby is not completed, all documents received by Buyer and/or its attorneys shall be returned to Company and all information so received shall be treated as confidential.

         2.10 COMPLIANCE WITH LAWS. Company has complied with, and is not in violation of all applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning, environmental or other law, ordinance or regulation) affecting its properties or the operation of its business, except for matter which would not have a material affect on Company or its properties.

         2.11 LITIGATION. Except as set forth in Exhibit 2.11 hereto, Company is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or, to the best knowledge of Company, threatened against or affecting Company or its business, assets or financial condition, except for matters which would not have a material affect on Company or its properties. Company is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Company is not engaged in any lawsuits to recover any material amount of monies due to it.

         2.12 OWNERSHIP OF SHARES. The delivery of the Company common stock as contemplated herein will result in Buyer's immediate acquisition of record and beneficial ownership of all of the Company's capital stock, free and clear of all liens and encumbrances.

         2.13 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by the Shareholders and the performance by the Shareholders of the obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any material breach or violation of any of the provisions of or constitute a material default under any license, indenture, mortgage, charter, instrument, articles of incorporation, by-laws, or other agreement or instrument to which Company is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any material agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Company, or (c) an event that would result in the creation or imposition of any material lien, charge, or encumbrance on any asset of Company.

         2.14 FULL DISCLOSURE. None of the representations and warranties made by Company herein, and in any exhibit, certificate or memorandum furnished or to be furnished by Company, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

         2.15 ASSETS. Company has good and marketable title to all of its property and such property is subject only to liens and encumbrances created by the security agreements and other contracts listed in Exhibit 2.16 hereto.

         2.16 MATERIAL CONTRACTS. Except as listed in Exhibit 2.16 hereto, or as otherwise disclosed herein, Company has no material contracts to which it is a party or by which it is bound.

                                    ARTICLE 3
                                    ---------

                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------


         Buyer represents and warrants to Company and the Shareholders that:

         3.1 ORGANIZATION. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of Texas, has all necessary corporate powers to own properties and to carry on business.

         3.2 CAPITAL. The authorized capital stock of Buyer consists of 500,000,000 shares of $.003 par value Common Stock of which 4,111,116 shares of Common Stock are currently issued and outstanding. As of the Closing, all of the issued and outstanding shares are duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Buyer to issue or to transfer from treasury any additional shares of its capital stock of any class. The foregoing reflects 1 for 40 reverse stock split approved on August 22, 1996.

         3.3 SUBSIDIARIES. Buyer does not have any subsidiaries or own any interest in any other enterprise (whether or not such enterprise is a corporation).

         3.4 DIRECTORS AND OFFICERS. Exhibit 3.4 annexed hereto and hereby incorporated herein by reference, contains the names and titles of all directors and officers of Buyer as of the date of this Agreement.

         3.5 FINANCIAL STATEMENTS. Exhibit 3.5 annexed hereto and hereby incorporated herein by reference, consists of the audited financial statements of Buyer as of May 31, 1996, containing the balance sheets of Buyer and the related statements of income and retained earnings for the period then ended, and the financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by Buyer throughout the period indicated, and fairly present the financial position of Buyer as of the dates of which the balance sheets included in the financial statements, and the results of operations for the period indicated.

         3.6 ABSENCE OF CHANGES. Since May 31, 1996, there has not been any change in the financial condition or operations of Buyer, except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse, reverse stock split referred to above and issuance of 4,000,000 shares of common stock.

         3.7 ABSENCE OF UNDISCLOSED LIABILITIES. As of June 30, 1996, Buyer did not have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected in Buyer's balance sheet as of May 31, 1996. As of the Closing, Buyer will have no liabilities in excess of $10,000 in the aggregate. At the Closing, $187,780 of liabilities to Carl Canter will be forgiven.







         3.8 TAX RETURNS. Within the times and the manner prescribed by law, Buyer has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. There are no present disputes as to taxes of any nature payable by Buyer.

         3.9 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, Company shall have the opportunity to meet with Buyer's accountants and attorneys to discuss the financial condition of Buyer. Buyer shall make available to Company all books and records of Buyer.

         3.10 COMPLIANCE WITH LAWS. Buyer has complied with, and is not in violation of, all applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning, environmental or other law, ordinance, or regulation) affecting its properties or the operation of its business.

         3.11 LITIGATION. Except as set forth in Exhibit 3.12, Buyer is not a party to any suit, action, arbitration or legal, administrative, or other proceeding, or governmental investigation pending, or to the best knowledge of Buyer, threatened against or affecting Buyer or its business, assets, or financial conditions. Buyer is not in default with respect to any order, writ, injunction, or decree of any federal, state, local or foreign court, department agency, or instrumentality. Buyer is not engaged in any legal action to recover moneys due to it.

         3.12 AUTHORITY. The Board of Directors of Buyer has authorized the execution of this Agreement and the transactions contemplated herein, and Buyer has full power and authority to execute, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of Buyer, is enforceable in accordance with its terms and conditions, except as may be limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally. The approval of Buyer's shareholders is not necessary for this transaction.

         3.13 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by Buyer and the performance by Buyer or conflict with or result in (a) any material breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, certificate of incorporation, by-law, or other agreement or instrument to which Buyer is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any material agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Buyer, or (c) an event that would result in the creation or imposition of any material lien, charge, or encumbrance on any asset of Buyer.

         3.14 VALIDITY OF BUYER SHARES. The shares of Buyer Common Stock to be delivered pursuant to this Agreement, when issued in accordance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

         3.15 FULL DISCLOSURE. None of the representations and warranties made by Buyer herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Buyer, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

         3.16 ASSETS. Buyer has good and marketable title to all of its property free and clear of any and all liens, claims and encumbrances.

         3.17 MATERIAL CONTRACTS. Buyer has no material contracts to which it is a party or by which it is bound.

                                    ARTICLE 4
                                    ---------

                 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS
                 ----------------------------------------------


         4.1 SHARE OWNERSHIP. The Shareholders hold shares of Company's common stock as set forth in Exhibit 1.1 hereto. Such shares are owned of record and beneficially by each holder thereof, and such shares are not subject to any lien, encumbrance or pledge. Each Shareholder holds authority to exchange such shares pursuant to this Agreement.

         4.2 INVESTMENT INTENT. Each Shareholder understands and acknowledges that the shares of Buyer Common Stock (the "Buyer Shares") are being offered for exchange in reliance upon the exemption provided in Section 4(2) of the Securities Act of 1933 (the "Securities Act") for nonpublic offerings; and each Shareholder makes the following representations and warranties with the intent that the same may be relied upon in determining the suit-ability of each Shareholder as a purchaser of securities.







                  (a) The Buyer Shares are being acquired solely for the account of each Shareholder, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof and with no present intention of distributing or reselling any part of the Buyer Shares.

                  (b) Each Shareholder agrees not to dispose of his Buyer Shares or any portion thereof except as provided by provisions of the Securities Act.

                  (c) Each Shareholder acknowledges that Buyer has made all documentation pertaining to all aspects of the Exchange Offer available to him and to his qualified representatives, if any, and has offered such person or persons an opportunity to discuss the Exchange Offer with the officers of Buyer.

                  (d) Each Shareholder is knowledgeable and experienced in making and evaluating investments of this nature and desires to accept the Exchange Offer on the terms and conditions set forth.

         (e) Each Shareholder is able to bear the economic risk of an investment, as a result of the Exchange Offer, in the Buyer Shares.

                  (f) Each Shareholder understands that an investment in the Buyer shares is not liquid, and each Shareholder has adequate means of providing for current needs and personal contingencies and has no need for liquidity in this investment.

         4.3      INDEMNIFICATION.

                  (a) Each Shareholder recognizes that the offer of the Buyer shares to him is based upon his representations and warranties set forth and contained herein and hereby agrees to indemnify and hold harmless Buyer against all liability, costs or expenses (including reasonable attorney's fees) arising as a result of any misrepresentations made herein by such Shareholder.

                  (b) Indemnification. Carl M. Canter, in his individual capacity, recognizes that the offer of the Company and the Shareholders is based upon the representations and warranties of Buyer set forth and contained herein and hereby agrees to indemnify and hold harmless the Company, Buyer and Shareholders against all liability, costs or expenses (including reasonable attorney's fees) arising as a result of any material misrepresentations made herein by Buyer).

         4.4 LEGEND. Each Shareholder agrees that the certificates evidencing the Buyer Shares acquired pursuant to this Agreement will have a legend placed thereon stating that the securities have not been registered under the Act or any state securities laws and setting forth or referred to the restrictions on transferability and sales of the Shares.



                                    ARTICLE 5
                                    ---------

                                    COVENANTS
                                    ---------

         5.1 INVESTIGATIVE RIGHTS. From the date of this Agreement until this Closing Date, each party shall provide to the other party, and such other party's counsels, accountants, auditors, and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments, and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

         5.2 CONDUCT OF BUSINESS. Prior to the Closing, Buyer and Company shall each conduct its business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written approval of the other party, except in the regular course of business. Neither Buyer or Company shall amend its Articles of Incorporation or Bylaws, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated






amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business.

         5.3      COMPLIANCE WITH SECURITIES LAWS.

                  (a) The Shareholders acknowledge that Buyer is subject to the SEC filing and information requirements under the Securities Exchange Act of 1934. Shareholders shall cause the Company to comply with the requirements of such Act, including filing of Form 8-K reporting the consummation of the transaction herein and all subsequent reports and filings required by the Act and the rules and regulations thereunder in the manner and at the time required.

                  (b) Buyer represents that it has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months. Buyer additionally represents that it has complied with all requirements of the Securities Exchange Act of 1934 and any other applicable federal or state securities laws, except where the failure to so comply would not have a material adverse effect on the transaction contemplated by this agreement.

         5.4 CHANGE OF MANAGEMENT. Buyer will cause new officers and directors selected by the Shareholders to be elected as of the Closing.

                                    ARTICLE 6
                                    ---------

                   CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE
                   -------------------------------------------


         6.1 CONDITIONS. Buyer's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this
Article 6. Buyer may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any other condition of or any of Buyer's other rights or remedies, at law or in equity, if Shareholders shall be in default of any of their representations, warranties, or covenants under this Agreement.

         6.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by Shareholders in this Agreement or in any written statement that shall be delivered to Buyer by Shareholders under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

         6.3 PERFORMANCE. Shareholders shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

         6.4 ABSENCE OF LITIGATION. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Company on or before the Closing Date.

         6.5 ACCEPTANCE BY COMPANY SHAREHOLDERS. The holders of an aggregate of not less than 100% of the issued and outstanding shares of common stock of Company shall have agreed to exchange their shares for shares of Buyer Common Stock.

         6.6  CERTIFICATE.   Shareholders   shall  have  delivered  to  Buyer  a
certificate, dated the Closing Date, certifying that each of the conditions specified in Sections 6.2 through 6.5 hereof have been fulfilled.

                                    ARTICLE 7
                                    ---------

                CONDITIONS PRECEDENT TO SHAREHOLDERS' PERFORMANCE
                -------------------------------------------------


         7.1 CONDITIONS. Shareholders' obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 7. Shareholders may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Shareholders of any other condition of or any of Shareholders' rights or remedies, at law or in equity, if Buyer shall be in default of any of its representations, warranties, or covenants under this Agreement.

         7.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by Buyer in this Agreement or in any written statement that shall be delivered to Shareholders by Buyer under this Agreement, shall be true and accurate on and as of the Closing Date as though made at that time.

         7.3 PERFORMANCE. Buyer shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

         7.4 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Buyer on or before the Closing Date.

         7.5 OFFICERS' CERTIFICATE. Buyer shall have delivered to Shareholders a certificate, dated the Closing Date and signed by the President of Buyer certifying that each of the conditions specified in Sections 7.2 through 7.4 have been fulfilled.

                                    ARTICLE 8
                                    ---------

                                     CLOSING
                                     -------


         8.1 CLOSING. The Closing of this transaction shall be held at the offices of Buyer, or such other place as shall be mutually agreed upon, on or before _________________, 1996 or such date as shall be mutually agreed upon by the parties. At the Closing:

                  (a)  Each   Shareholder   shall   present   the   certificates
representing   his  shares  of  Company  being  exchanged  to  Buyer,  and  such certificates will be duly endorsed.

                  (b)  Each   Shareholder   shall  receive  a   certificate   or
certificates representing the number of shares of Buyer Common Stock for which the shares of Company common stock shall have been exchanged.

                  (c) Buyer shall deliver an officer's certificate, as described in Section 7.5 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of Buyer are true and correct as of, or have been fully performed and complied with by, the Closing Date.

                  (d) Buyer shall deliver a signed consent and/or Minutes of the Directors of Buyer approving this Agreement and each matter to be approved by the Directors of Buyer under this Agreement.

                  (e) Shareholders shall deliver a certificate,  as described in
Section 6.6 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of Shareholders are true and correct as of, or have been fully performed and complied with by, the Closing Date.

                                    ARTICLE 9
                                    ---------

                                  MISCELLANEOUS
                                  -------------


         9.1 CAPTIONS. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

         9.2 NO ORAL CHANGE. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.







         9.3 NON-WAIVER. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

         9.4 TIME OF ESSENCE. Time is of the essence of this Agreement and of each and every provision hereof.

         9.5 ENTIRE AGREEMENT. This Agreement contains the entire Agreement and understanding between the parties hereto, supersedes all prior agreements and understandings, and constitutes a complete and exclusive statement of the agreements, responsibilities, representations and warranties of the parties.

         9.6 CHOICE OF LAW. This Agreement and its application shall be governed by the laws of the State of Arizona.

         9.7 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9.8 NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

                  Buyer:            The Canter Corporation
                  -----
                                    551 N.W. 77th Street, Suite 109
                                    Boca Raton, FL 33487

                  Shareholders:



         9.9 BINDING EFFECT. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

         9.10 MUTUAL COOPERATION. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

         9.11 ANNOUNCEMENTS. Buyer and Shareholders will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

         9.12 EXPENSES. Each party will pay its own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated.

         9.13 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, shall survive the Closing irrespective of any investigation made by or on behalf of any party.

         9.14 EXHIBITS. As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for hereinabove, including any items referenced therein of required to be attached thereto. Any material changes to the Exhibits shall be immediately disclosed to the other party.






         9.15 ARBITRATION OF DISPUTES. Any dispute or controversy arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or any breach of this Agreement or any such document or instrument shall be settled by arbitration to be held in Maricopa County, Arizona, in accordance with the rules then in effect of the American Arbitration Association or any successor thereto. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitration shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction. Each party in such arbitration shall pay their respective costs and expenses of such arbitration and all the reasonable attorneys' fees and expenses of their respective counsel.

         AGREED TO AND ACCEPTED as of the 28th day of August, 1996




CONSYGEN, INC.                                       C SQUARE VENTURES, INC.



By:      /s/ Robert L. Stewart                     By:      /s/ Carl Kanter
         ----------------------------                       --------------------
         Robert L. Stewart, President                       President






                          OMITTED SCHEDULES & EXHIBITS

         1.1      List of Company's Shareholders
         2.4      List of Officers and Directors of Company
         2.5      Company Balance Sheet at June 30, 1996
         2.11     Exception Schedule for Company Litigation (N/A)
         2.16     Exception Schedule for Liens on Company Assets (N/A)
         3.4      List of Officers and Directors of Buyer
         3.5      Buyer Financial Statements at May 31, 1996
         3.12     Exception Schedule for Buyer Litigation (N/A)



The Registrant undertakes to supply copies of the omitted Schedules and Exhibits to the Commission upon request.